                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                       Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee


                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

      United States                                         41-0257700
(State of Incorporation)                                (I.R.S. Employer
                                                      Identification No.)

      U.S. Bank Trust Center
      180 East Fifth Street
      St. Paul, Minnesota                                    55101
(Address of Principal Executive Offices)                  (Zip Code)


                              CARNIVAL CORPORATION

             (Exact name of Registrant as specified in its charter)

      Florida                                               59-1562972
(State of Incorporation)                                (I.R.S. Employer
                                                      Identification No.)


      3655 N.W. 87th Avenue
      Miami, Florida

                                                            33178-2428
(Address of Principal Executive Offices)                    (Zip Code)



                          CONVERTIBLE SENIOR DEBENTURES
                       (Title of the Indenture Securities)

                                     GENERAL

1.    GENERAL INFORMATION   Furnish the following information as to the Trustee.

      (a) Name and address of each examining or supervising authority to which it is subject.
            Comptroller of the Currency
            Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.
            Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

            None

      See Note following Item 16.

      Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

      1.    Copy of Articles of Association.*

      2.    Copy of Certificate of Authority to Commence Business.*

      3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

      4.    Copy of existing By-Laws.*

      5.    Copy of each Indenture referred to in Item 4. N/A.

      6.    The consents of the Trustee required by Section 321(b) of the act.

      7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-43278.

      * Incorporated by reference to Registration Number 22-27000.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 4th day of June, 2001.

                              U.S. BANK TRUST NATIONAL ASSOCIATION



                              ____________________________________
                              Julie Eddington
                              Assistant Vice President



__________________________________
Lori-Anne Rosenberg
Assistant Secretary

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 4th day of June, 2000.

                              U.S. BANK TRUST NATIONAL ASSOCIATION



                               /s/ Julie Eddington
                              --------------------
                              Julie Eddington
                              Assistant Vice President

 /s/ Lori-Anne Rosenberg
------------------------
Lori-Anne Rosenberg
Assistant Secretary

                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  June 4, 2001


                              U.S. BANK TRUST NATIONAL ASSOCIATION



                               /s/ Julie Eddington
                              --------------------
                              Julie Eddington
                              Assistant Vice President